UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a letter dated August 31, 2006 from The American Stock Exchange (“AMEX”) Celsion Corporation (the “Registrant”) was notified that based upon a review of its Form 10-Q for the period ended June 30, 2006 the Registrant is not in compliance with an additional continued listing standard in that its shareholders’ equity is less than $2,000,000 and it had losses from continuing operations and/or net losses in two of its three most recent fiscal years (Section 1003(a)(i) of the AMEX Company Guide). AMEX also notified the Registrant on August 31, 2006 that it has accepted the Registrant’s plan of compliance and that the plan makes a reasonable demonstration of the Registrant’s ability to regain compliance with the continued listing standards.

As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2006, on June 15, 2006 Celsion Corporation (the “Registrant”) received a letter from AMEX notifying it that based on the Registrant’s Form 10-Q for the period ended March 31, 2006, the Registrant was not in compliance with the continued listing standards set forth in the AMEX Company Guide. Specifically, the Registrant’s shareholders’ equity was less than $4,000,000 and it had losses from continuing operations and/or net losses in three of its four most recent fiscal years (Section 1003(a)(ii) of the AMEX Company Guide), and its shareholders’ equity was less than $6,000,000 and it had losses from continuing operations and/or net losses in its five most recent fiscal years (Section 1003(a)(iii) of the AMEX Company Guide). The letter from AMEX dated August 31, 2006, indicated that the Registrant continues to be out of compliance with these listing standards based on it Form 10-Q for the period ended June 30, 2006.

At the invitation of AMEX in the letter from AMEX received June 15, 2006, the Registrant submitted a plan of compliance on July 14, 2006 advising AMEX of action it has taken, or will take, to bring it into compliance with the above continued listing standards.

As indicated above, AMEX has accepted the Registrant’s plan of compliance. In connection with the acceptance of the plan, AMEX has granted the Registrant an extension until December 14, 2007 to regain compliance with the continued listing standards. The Registrant will continue to be listed during the extension period. However, the Registrant will be subject to periodic review by AMEX during the extension period and failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Registrant being delisted from AMEX.

A copy of the press release relating to the notification described above is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant, dated September 6, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: September 7, 2006	By:	/s/ Anthony P. Deasey
Anthony P. Deasey Executive Vice President, Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant, dated September 6, 2006